Exhibit 10.7

EXECUTION

EXHIBIT D

FORM OF

CORPORATE GUARANTEE

CORPORATE GUARANTEE, (this “Guarantee”) dated as of March 1, 2005, made among each signatory hereto (each a “Guarantor”, collectively, the “Guarantors”), in favor of AMALGAMATED BANK (the “Lender”).

RECITALS

Pursuant to the Credit Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MCEI, LLC, a Delaware limited liability company (“MCEI”), and MCEV, LLC, a Delaware limited liability company (“MCEV”; each of MCEI and MCEV, herein referred to as a “Borrower” and, collectively, as the “Borrowers”), the Guarantors as corporate guarantors, and Amalgamated Bank (the “Lender”), the Lender has agreed to make loans to the Borrowers upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Notes issued by the Borrowers thereunder. The Borrowers are members of an affiliated group of corporations that includes each Guarantor. The proceeds of the loans will be used in part to enable the Borrowers to make valuable transfers (as determined as provided herein) to some of the Guarantors in connection with the operation of their respective businesses. The Borrowers and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the loans. It is a condition precedent to the obligation of the Lender to make loans to the Borrowers under the Credit Agreement that each Guarantor shall have executed and delivered this Guarantee to the Lender.

NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make loans to, and otherwise extend credit for the account of, the Borrowers, the Guarantors hereby agree with the Lender as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guarantee.

(a) Each Guarantor hereby, unconditionally and irrevocably, guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

(c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers may be free from any Obligations.

(d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Lender hereunder.

(e) No payment or payments made by the Borrowers, any Guarantor, any other guarantor or any other Person or received or collected by the Lender from the Borrowers, any Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantors hereunder which shall, notwithstanding any such payment or payments other than payments made by any Guarantor in respect of the Obligations or payments received or collected from any Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of each Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

(f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guarantee for such purpose.

3. Right of Contribution. Each Guarantor hereby agrees that, to the extent a Guarantor shall have paid more than its proportionate share of any payment made hereunder or in respect of the Obligations, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. The provisions of this Section 3 shall be subject to the terms and conditions of Section 5. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Lender, and each Guarantor shall remain liable to the Lender for the full amount guaranteed by it hereunder.

4. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, each Guarantor hereby irrevocably authorizes the Lender at any time and from time to time without notice to the Guarantors, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender to or for the credit or the account of the Guarantors, or any part thereof in such amounts as the Lender may elect, against and on account of the obligations and liabilities of the Guarantors to the Lender hereunder and claims of every nature and description of the Lender against any Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any Loan Documents or otherwise, as the Lender may elect, whether or not the Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Lender shall notify the Guarantors promptly of any such set-off and the application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

5. No Subrogation. Notwithstanding any payment or payments made by the Guarantors hereunder or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against either Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from either Borrower or any other guarantor in respect of payments made by any Guarantor hereunder, until all amounts owing to the Lender by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of the Guarantors, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, pursuant to Section 8(b) of the Security Agreement.

6. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrowers or any such other guarantor or any release of the Borrowers or such other guarantor shall not relieve any Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against such Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between each Borrower and the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon each Borrower or any Guarantor with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment of performance) which may at any time be available to or be asserted by the Borrowers against Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of any Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to be benefit of the Lender and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Obligations.

8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

9. Not Affected by Bankruptcy. Notwithstanding any modification, discharge or extension of the Obligations or any amendment, modification, stay or cure of the Lender’s rights which may occur in any bankruptcy or reorganization case or proceeding against either Borrower, whether permanent or temporary, and whether or not assented to by the Lender, each of the Guarantors hereby agrees that the Guarantors shall be obligated hereunder to pay and perform the Obligations and discharge their other obligations in accordance with the terms of the Obligations and the terms of this Guarantee. Each Guarantor understands and acknowledges that, by virtue of this Guarantee, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to either Borrower. Without in any way limiting the generality of the foregoing, any subsequent modification of the Obligations in any reorganization case concerning either Borrower shall not affect the obligation of any Guarantor to pay and perform the Obligations in accordance with the original terms thereof.

10. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender specified in Section 11.2 of the Credit Agreement.

11. Covenants. Each Guarantor hereby covenants and agrees with the Lender that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated, if any Guarantor shall at any time acquire any shares of Capital Stock of any Subsidiary which is not a

Guarantor hereunder, such Guarantor and such Subsidiary shall promptly deliver to the Lender an addendum to this Guarantee, substantially in the form of Exhibit A to this Guarantee, duly completed.

12. Authority of Lender. Each Guarantor acknowledges that the rights and responsibilities of the Lender under this Guarantee with respect to any action taken by the Lender or the exercise or non-exercise by the Lender of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this guarantee shall be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them.

13. Notices. All notices, requests and demands to or upon the Lender or the Guarantors to be effective shall be in writing (or by electronic mail, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or overnight mail or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by electronic mail, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

(a) if to the Lender, at its address or transmission number for notices provided in Section 11.2 of the Credit Agreement; and

(b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

The Lender and any Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

16. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by facsimile transmission from the Lender.

(b) The Lender shall not by any act (except by a written instrument pursuant to Section 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of Lender and their respective successors and assigns.

19. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

20. Submission To Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantors at its address set forth under its signature below or at such other address of which the Lender shall have been notified pursuant hereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

21. Acknowledgments. Each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Loan Documents to which it is a party;

(b) the Lender has no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Loan Documents to which it is a party, and the relationship between the Guarantors, the Borrowers and the other Loan Parties, on one hand, and Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lender or among the Guarantors, the Borrowers, any of the other Loan Parties and the Lender.

22. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

23. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

MERISEL, INC.

By:
Name:
Title:

Address for Notices:

Telex:
Fax:

MERISEL AMERICAS, INC.

By:
Name:
Title:

Address for Notices:

Telex:
Fax:

MC24, LLC

By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

Address for Notices:

Telex:
Fax:

EXHIBIT A To Guarantee

ADDENDUM TO GUARANTEE

The undersigned,                                 , a              [corporation] [limited liability company], (a “New Guarantor”):

(i) agrees to all of the provisions of the Guarantee, dated as of March 1, 2005 (as amended, supplemented or otherwise modified prior to the date hereof, the “Guarantee”), made by the signatories thereto as Guarantors (collectively, the “Guarantors”), in favor of AMALGAMATED BANK, as lender (the “Lender”), pursuant to the Credit Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MCEI, LLC, a Delaware limited liability company (“MCEI”), and MCEV, LLC, a Delaware limited liability company (“MCEV”; each of MCEI and MCEV, herein referred to as a “Borrower” and, collectively, as the “Borrowers”), the Guarantors as corporate guarantors, and the Lender; and

(ii) effective on the date hereof becomes a party to the Guarantee and the Credit Agreement, as a Guarantor, with the same effect as if the undersigned were an original signatory to the Guarantee and the Credit Agreement (with the representations and warranties contained in Section 6 of the Credit Agreement being deemed to be made by the New Guarantor on and as of the date hereof, except to the extent that such representations and warranties pertain to an earlier date, then as of such date).

Terms defined in the Guarantee and the Credit Agreement shall have such defined meanings when used herein.

By its acceptance hereof, the undersigned Guarantor hereby ratifies and confirms its obligations under the Guarantee, as supplemented hereby.

[NAME OF NEW GUARANTOR]

By:
Name:
Title:

Date:

ACCEPTED AND AGREED:

AMALGAMATED BANK, as Lender

By:
Name:
Title: